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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 17, 1999

                            DEVON ENERGY CORPORATION
             (Exact Name of registrant as Specified in its Charter)

         Delaware                          *                   73-1567067
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)



20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK             73102
     (Address of Principal Executive Offices)              (Zip Code)


          Registrant's telephone number, including area code: (405) 235-3611

          A Commission file number is to be issued in connection with this filing. The Commission file number of the registrant's predecessor Devon Energy Corporation, an Oklahoma corporation is 1-10067; the Commission file number of the registrant's predecessor, PennzEnergy Company, a Delaware corporation, is 1-05591.



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ITEM 2.  Acquisition or Disposition of Assets

     On August 17, 1999, Devon Energy Corporation, a Delaware corporation ("Devon"), formerly Devon Delaware Corporation, acquired (i) all of the issued and outstanding shares of common stock of Devon Energy Corporation (Oklahoma), formerly Devon Energy Corporation ("Devon Oklahoma"), and (ii) all of the issued and outstanding shares of common stock of PennzEnergy Company ("PennzEnergy"), each pursuant to an Amended and Restated Agreement and Plan of Merger dated as of May 19, 1999 (the "Merger Agreement"). The PennzEnergy and the Devon Oklahoma shares were acquired in exchange for shares of Devon common stock. Devon Oklahoma is now a wholly-owned subsidiary of Devon. PennzEnergy was merged with and into Devon.

     The merger was originally announced on May 20, 1999. Shareholders of Devon and PennzEnergy approved the merger at special meetings of shareholders on August 17, 1999. Approximately 99 percent of Devon shares voted were in favor of the merger. Approximately 92 percent of PennzEnergy shares voted were in favor of the merger. A copy of the press release announcing this event is filed herewith as an exhibit.

     The terms of the Merger Agreement were described in the Joint Proxy Statement/Prospectus of Devon Oklahoma and PennzEnergy dated July 15, 1999, which was included in Devon's Registration Statement on Form S-4 (File No. 333-82903). A press release announcing the approval of the Merger Agreement by the stockholders of each of Devon Oklahoma and PennzEnergy was issued on August 17, 1999, and the information contained therein is incorporated herein by reference to Exhibit 99.1 to Devon Oklahoma's Current Report on Form 8-K filed August 17, 1999.

     Devon is the successor issuer to Devon Oklahoma and PennzEnergy under Rule 12g-3(c) of the Securities Exchange Act of 1934 (the "Act"). Pursuant to Rule 12g-3(f) of the Act, Devon, as the successor to Devon Oklahoma and PennzEnergy, is deemed to have its Common Stock, par value $0.10 per share, registered pursuant to Section 12(b) of the Act.

ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

     The financial statements of PennzEnergy are hereby incorporated by reference to the Annual Report of PennzEnergy Company on Form 10-K for the year ended December 31, 1998, and the Quarterly Report of PennzEnergy Company on Form 10-Q for the quarterly period ended June 30, 1999.

(b)  Pro Forma Financial Information

     The pro forma financial information related to the consummation of the Merger is hereby incorporated by reference to the Registration Statement on Form S-4 of Devon Delaware Corporation, filed with the Securities and Exchange Commission (File No. 333-82903).

(c)  Exhibits

2 Amended and Restated Agreement and Plan of Merger among the Registrant, Devon Oklahoma, Devon Oklahoma Corporation and PennzEnergy dated as of May 19, 1999 (incorporated by reference to Exhibit 2.1 to Registrant's Registration Statement on Form S-4 (File No. 333-82903)).
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3    Registrant's Restated Certificate of Incorporation.
4.1  Form of Common Stock Certificate.
4.2  Rights Agreement between Registrant and BankBoston, N.A.
4.3 Certificate of Designations of Series A Junior Participating Preferred Stock of Registrant.
4.4  Certificate of Designations of the 6.49% Cumulative Preferred Stock,
     Series A of Registrant.
4.5 Amending Support Agreement, dated August 17, 1999, between the Registrant and Northstar Energy Corporation.
4.6 Second Supplemental Indenture dated as of August 17, 1999, among the Registrant, Devon Energy Corporation (Oklahoma) and The Bank of New York as Trustee.
4.7 Fifth Supplemental Indenture dated as of August 17, 1999, among Registrant (as successor by Merger to PennzEnergy) and Chase Bank of Texas, National Association as Trustee.
4.8 First Supplemental Indenture dated as of August 17, 1999, among Registrant (as successor by Merger to PennzEnergy) and Chase Bank of Texas, National Association as Trustee.
4.9  Description of Capital Stock of Devon Energy Corporation.
9 Amending Voting and Exchange Agreement, dated August 17, 1999, between Registrant, Northstar Energy Corporation and CIB Mellon Trust Company.
99   Press release dated August 17, 1999.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DEVON ENERGY CORPORATION

Date:     August 18, 1999           By: /s/ Marian J. Moon
                                        -----------------------------------
                                        Marian J. Moon
                                        Corporate Secretary